Exhibit 10.22(F)

CONSENT, JOINDER AND SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

AND FOURTH AMENDMENT TO PLEDGE AGREEMENT

THIS CONSENT, JOINDER AND SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FOURTH AMENDMENT TO PLEDGE AGREEMENT (this “Sixth Amendment”) is made as of this 27th day of October, 2015 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LUMIFICIENT CORPORATION, a Minnesota corporation (“Lumificient”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), SEESMART TECHNOLOGIES, LLC, a Delaware limited liability company (“Seesmart Tech”), RELUME TECHNOLOGIES, INC., a Delaware corporation (“Relume”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ALL AROUND LIGHTING, L.L.C., a Texas limited liability company (“All Around”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), and REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”, and together with RLT, Lumificient, LIT, Seesmart Tech, Relume, Tri-State, Value Lighting, All Around, and Energy Source, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors (other than RLT-E-Lighting) and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”);

WHEREAS, the Obligors (other than RLT-E-Lighting) and the Lender are parties to a certain Pledge Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Pledge Agreement”);

WHEREAS, the Obligors have advised the Lender that on February 5, 2015, the Obligors (other than RLT-E-Lighting) consummated the RLT-L-Lighting Acquisition (as defined below);

WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Obligors (other than RLT-E-Lighting) should have obtained the written consent of the Lender prior to consummating the RLT-E-Lighting Acquisition, and the Obligors are now hereby seeking such consent; and

WHEREAS, the Lender is willing to so consent to the RLT-E-Lighting Acquisition; provided that, inter alia, (i) RLT-E-Lighting is joined as a Borrower and an Obligor and (ii) certain terms of the Loan Agreement and the Pledge Agreement are modified as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

2. Consent to the RLT-E-Lighting Acquisition. The Obligors hereby represent and warrant to the Lender that (i) RLT, DPI Management, Inc. d/b/a E-Lighting, a Texas corporation (“E-Lighting”) and James Shaw, an individual, entered into that certain Asset Purchase Agreement dated as of February 5, 2015 (the “RLT-E-Lighting APA”), pursuant to which, inter alia, RLT acquired certain assets of E-Lighting; (ii) on March 3, 2015, the Obligors created RLT-E-Lighting as a wholly-owned subsidiary of RLT; and (iii) RLT subsequently contributed the assets acquired pursuant to the RLT-E-Lighting APA to RLT-E-Lighting (collectively, the “RLT-E-Lighting Acquisition”). The Obligors further represent and warrant to the Lender that attached to this Sixth Amendment as Exhibit “A” is a true and complete copy of the RLT-E-Lighting APA. The Lender hereby consents to the RLT-E-Lighting Acquisition, provided that each of the Conditions Precedent to Effectiveness set forth in Section 10 hereof shall be satisfied, all as determined by the Lender in its sole reasonable discretion.

3. Joinder; Grant of Security Interest. Effective as of March 3, 2015, RLT-E-Lighting hereby:

(a)	acknowledges that it has received and reviewed copies of the Loan Agreement and the other Loan Documents;

(b)	joins in the execution of, and become parties to, the Loan Agreement and the other Loan Documents as a Borrower and as an Obligor, as indicated by its respective signature below;

(c)	agrees to be bound by all representations, warranties, covenants, agreements, liabilities and acknowledgments of a Borrower and as an Obligor under the Loan Agreement and the other Loan Documents, with the same force and effect as if it was a signatory to the Loan Agreement and the other Loan Documents and was expressly named as a Borrower and as an Obligor;

(d)	pledges and grants to Lender, on behalf of itself and the other Secured Parties, a continuing security interest in and Lien upon all Collateral, whether now owned or hereafter acquired, and wherever located; provided, that in no event shall the Collateral include more than 65% of the voting stock of any Foreign Subsidiary;

(e)	assumes and agrees to perform all applicable duties and obligations as a Borrower and as an Obligor under the Loan Agreement and the other Loan Documents, to the extent RLT-E-Lighting is a party thereto; and

(f)

irrevocably authorizes the Lender at any time and from time to time to authenticate and file in any relevant jurisdiction to file any financing statement that describes the Collateral as “all assets” or “all personal property”, or words to similar effect, and any amendments or continuations with respect to such financing statements, and ratify any action taken by the Lender before the date hereof to effect or perfect its Lien on any Collateral. RLT-E-Lighting further authorizes the Lender to file filings with the United States Patent and Trademark

Office and United States Copyright Office (or any successor office or any similar office in any other country) or other necessary documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by it hereunder in any Intellectual Property, without its signature, and naming it as a debtor and the Lender as secured party.

4. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “Material Contract” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Material Contract”: any agreement or arrangement to which an Obligor is party (other than the Loan Documents) (a) that is deemed to be a material contract under any securities law applicable to such Person, including the Securities Act of 1933; (b) for which breach, termination, nonperformance or failure to renew would reasonably be expected to have a Material Adverse Effect; (c) that relates to Subordinated Debt, or to Permitted Debt in an aggregate amount of $250,000 or more, (d) the Tri-State Agreement, (e) the Value Lighting Merger Agreement, (f) the All Around Merger Agreement, (g) the Energy Source Material Transaction Documents, and (h) the RLT-E-Lighting APA.”

(b)	The definition of “Senior Debt” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Senior Debt” shall mean, as of the date of determination thereof, (i) the aggregate principal and interest amount of the Obligations outstanding to the Lender plus (ii) the aggregate amount of all Capital Leases.”

(c)	The definition of “Senior Leverage Ratio” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

““Senior Leverage Ratio” means the ratio of (a) Senior Debt to (b) EBITDA for RLT and its Subsidiaries.”

(d)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

““Post-Sixth Amendment Obligations”: as defined in the Sixth Amendment.”

““RLT-E-Lighting Acquisition”: as defined in the Sixth Amendment.”

““RLT-E-Lighting APA”: as defined in the Sixth Amendment.”

““RLT-E-Lighting Purchase Price” means the “Purchase Price” as that term is defined in Section 1.3 of the RLT-E-Lighting APA in effect on the Sixth Amendment Effective Date, which Purchase Price consists of $600,000 in cash and/or Equity Interests of RLT, subject to the adjustments, if any, as set forth in the RLT-E-Lighting APA in effect on the Sixth Amendment Effective Date.”

““RLT-E-Lighting Payment Conditions”: means the following conditions with respect to (i) any payments of, and any adjustments to, any Cash Consideration (as that term is defined in the RLT-E-Lighting APA) portion of the RLT-E-Lighting Purchase Price required to be paid after February 5, 2015 to the Seller (as that term is defined in the RLT-E-Lighting APA) pursuant to the terms and conditions of the RLT-E-Lighting APA and (ii) any Cash Consideration paid in lieu of any Stock Consideration (as that term is defined in the RLT-E-Lighting APA) required to be paid after February 5, 2015 to the Seller pursuant to the terms and conditions of the RLT-E-Lighting APA:

(a) before and after giving effect to such payment, no Event of Default shall have occurred and be continuing;

(b) before and after giving effect to such payment, Availability shall be no less than $5,000,000; and

(c) after giving effect to such payment, the proforma Fixed Charge Coverage shall be at least 1.25 to 1.0.”

““Sixth Amendment” means that certain Consent, Joinder and Sixth Amendment to Loan and Security Agreement and Fourth Amendment to Pledge Agreement, dated as of October 27, 2015, by and among the Obligors and the Lender.”

““Sixth Amendment Effective Date”: means October 27, 2015.”

(e)	Section 9.2.7 of the Loan Agreement is hereby amended by adding the following new subsection to the end thereof:

“(t) any payments of, or adjustments to, the RLT-E-Lighting Purchase Price required to be paid in cash after February 5, 2015 pursuant to the terms and conditions of the RLT-E-Lighting APA, unless the Borrower Agent has certified to Lender within five (5) Business Days prior to the making of such payment, that the RLT-E-Lighting Payment Conditions have been and will, immediately after said payment, be satisfied.”

(f)	Section 9.3.2 of the Loan Agreement is hereby is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2 Senior Leverage Ratio. Maintain a Senior Leverage Ratio, tested as of the last day of each of the following Fiscal Quarters, as follows:

(a)	for the Fiscal Quarter ending September 30, 2015, a maximum of 3.5:1.0, calculated for the then-ended Fiscal Quarter and annualized accordingly;

(b)	for the Fiscal Quarter ending December 31, 2015, a maximum of 3.5:1.0, calculated for the last two ended Fiscal Quarters and annualized accordingly;

(a)	for the Fiscal Quarter ending March 31, 2016, a maximum of 3.5:1.0, calculated for the last three ended Fiscal Quarters and annualized accordingly; and

(b)	for the Fiscal Quarter ending June 30, 2016, and all fiscal Quarters ending thereafter, a maximum of 3.5:1.0, calculated on a trailing twelve (12) month basis.”

(g)	Schedule 8.1.4 to the Loan Agreement is hereby deleted in its entirety, and the amended and restated Schedule 8.1.4 to the Loan Agreement attached hereto as Exhibit “B” is hereby substituted in its stead.

5. Amendments to Pledge Agreement. The Pledge Agreement is hereby amended as follows:

(a)	Schedule III to the Pledge Agreement is hereby deleted in its entirety, and the amended and restated Schedule III to the Pledge Agreement attached hereto as Exhibit “C” is hereby substituted in its stead.

6. Post-Sixth Amendment Obligations. The Obligors hereby agree to deliver the following duly completed and executed items to the Lender by no later than (i) thirty (30) days after the Sixth Amendment Effective Date or (ii) each such earlier date as noted below (collectively the “Post-Sixth Amendment Obligations”), all in the form and substance reasonably satisfactory to the Lender, and the Obligors further agree that any failure by the Obligors to duly and timely comply with the Post-Sixth Amendment Obligations shall constitute an Event of Default under the Loan Agreement; provided that the Obligors expressly acknowledge and agree that no Accounts or Inventory of RLT-E-Lighting can be deemed to be Eligible Accounts or Eligible Inventory (even if so otherwise qualified as Eligible Accounts or Eligible Inventory as determined by the Lender in accordance with the terms and conditions of the Loan Agreement) until each of the Post-Sixth Amendment Obligations are satisfied:

(a)	Perfection Certificate for RLT-E-Lighting.

(b)	Any UCC-3 Terminations for RLT-E-Lighting as determined by the Lender to ensure that the Lender has a first priority Lien in the Collateral of RLT-E-Lighting.

(c)	Control Agreements for the Deposit Accounts and/or Securities Accounts of RLT-E-Lighting, Energy Source and RLT-ES if determined by the Lender to be necessary.

(d)	Lien Waivers with respect to the locations utilized by RLT-E-Lighting. If, notwithstanding the Obligors’ commercially reasonable efforts, the Obligors are unable to timely obtain the foregoing Lien Waivers, such failure shall not constitute a Default or Event of Default, and the Lender reserves the right to institute a Rent and Charges Reserve for such location.

(e)	Execution and delivery by RLT-E-Lighting of Intellectual Property Security Agreements to the extent reasonably determined by the Lender to be necessary after the Lender conducts intellectual property searches of said Obligors.

(f)	Copies of policies or certificates of insurance for the insurance policies carried by RLT-E-Lighting, Energy Source and RLT-ES, all in compliance with the Loan Documents, including endorsements or amendments to such policies (i) showing Lender as a lender’s loss payee or an additional insured; (ii) requiring ten (10) days prior written notice to Lender in the event of cancellation of the policy for any reason of nonpayment of premium and thirty (30) prior written notice to Lender in the event of cancellation of the policy for any other reason; and (iii) specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of such Obligor or the owner of the Property, nor by the occupation of the premises for purposes more hazardous than are permitted by the policy.

(g)	By no later than ten (10) days after the Sixth Amendment Effective Date, the Lender shall have received the original stock certificates of RLT-E-Lighting, which original stock certificates shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Lender.

(h)	By no later than ten (10) days after the Sixth Amendment Effective Date, the Lender shall have received the original legal opinion of Lowenstein Sandler LLP with regard to this 6th Amendment, in form and substance reasonably satisfactory to the Lender.

7. Ratification of Loan Documents. Except as specifically amended by this Amendment, all of the terms and conditions of the Loan Agreement and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists, and nothing contained herein shall be deemed to constitute a waiver by the Lender of any Event of Default which may nonetheless exist as of the date hereof.

8. Breach. Without limiting the provisions of the Loan Documents, a breach of any agreement, covenant, warranty, representation or certification of the Obligors under this Amendment and/or the failure of the Obligors to perform its obligations under this Amendment shall constitute an Event of Default under the Loan Agreement.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

(b)	All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Amendment and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

(c)	The Lender shall have received from the Obligors an amendment fee in the amount of Two Thousand Five Hundred Dollars ($2,500.00) (the “Amendment Fee”). The Amendment Fee shall be fully and irrevocably earned by the Lender upon execution of this Amendment, and is non-refundable to the Obligors.

(d)	The Lender shall have received true and correct, fully executed copies of the RLT-E-Lighting APA.

(e)	The Lender shall have received true and correct, fully-executed (as applicable) copies of those items set forth on the Lender’s closing checklist which has been provided to the Obligors.

(f)	The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request.

(g)	The Lender shall have completed and received satisfactory results of all Patriot Act inquiries with respect to RLT-E-Lighting.

(h)	In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender (i) all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Amendment and (ii) all outstanding amounts of attorneys’ fees due prior to the Sixth Amendment Effective Date.

11. Miscellaneous.

(a)

This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Amendment (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Amendment by no later than three (3) Business Days after the Sixth Amendment Effective Date.

(b)	This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)	Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

(d)	THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Sr. Vice President

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BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Chief Financial Officer

LUMIFICIENT CORPORATION

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

SEESMART TECHNOLOGIES, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

RELUME TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

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TRI-STATE LED DE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

VALUE LIGHTING, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

ALL AROUND LIGHTING, L.L.C.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

ENERGY SOURCE, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

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GUARANTORS:

SEESMART, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

SENTINEL SYSTEM, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President of Sole Member

ENVIROLIGHT LED, LLC

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President of Sole Member

BREAK ONE NINE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ James A. DePalma
Name:	James A. DePalma
Title:	Secretary and Treasurer